--------------------------------------------------------------------------------

                ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.


--------------------------------------------------------------------------------











                                  ANNUAL REPORT

                                October 31, 2001

















                                  A PRODUCT OF
                           THE ORBITEX FAMILY OF FUNDS


--------------------------------------------------------------------------------

Dear Shareholder,

2001 was a challenging year for the equity markets, as the effects of a recession and the events of September 11th negatively impacted the stock market. However, the fundamentals and attractiveness of the healthcare sector remain strong, poising 2002 as potentially a breakout year for this sector.

The stock market has endured a widespread sell-off due to the bleak earnings outlook for most industries in the "soft" U.S. economy. But, this selling pressure has spread beyond economically sensitive stocks into areas that are historically not dependent upon economic growth. Healthcare stocks have been hurt despite the fact that the demand for healthcare continues to advance at the rate of 8-to-10% each year. We believe that these stocks, particularly within the Life Sciences & Biotechnology sector, represent a very attractive opportunity for investors as a result of the market's sell-off.

Key drivers for the growth of the healthcare sector include: strong demand for products from an aging US population which results in an increase in healthcare spending, convergence of information technology and biotechnology, improving financial outlook for biotech companies and favorable government policy. Theoretically, none of these factors should be heavily impacted by the recent slowdown of the US economy, and since healthcare spending is not discretionary spending, it stands to reason that the earnings power of companies with marketed products will be strong heading into 2002.

Biotechnology companies are key drivers of advancement in medical research and development activities. As a result, biotechnology is now a burgeoning industry. It stands to reason that as new therapeutic products reach the market, they will continue to generate a wave of earnings from which those who are invested in biotechnology stocks are more than likely to benefit.

The Fund continues to concentrate on the leading edge of healthcare innovation by identifying those medical technologies that are likely to have the greatest impact on healthcare over the next several years. Its diversified makeup balances the risk and reward of investing in volatile sectors such as biotech and Genomics with traditionally "safer" sectors such as pharmaceutical and medical services industry.

A key differentiator of this Fund is that it is able to allocate a portion of its assets to small and mid-cap biotech companies. Because the biotechnology industry is still emerging, almost two-thirds of the biotech companies in existence today are small. As a result, the Orbitex Life Sciences & Biotechnology Fund is capable of investing in some of the most exciting companies that are coming to market with new and promising medical technologies.

We would suggest that healthcare stocks are not merely "defensive" investments but also have strong growth characteristics. Scientific drug discoveries, advances in medical devices and innovative treatments and services continue to drive growth expectations in healthcare for the foreseeable future. Based on "aging America" demographics, we continue to expect strong and increasing demand for healthcare products and services that are expected to generate above-average market earnings for the next five to ten years. All things considered, this might be an extremely good time for one to consider initiating or increasing a position in the Orbitex Life Sciences & Biotechnology Fund.

Sincerely,


Greg Aurand & Alidad Mireskandari
Co-Portfolio Managers


ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.
------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001

------------------------------------------------------------------------------------------------------

                     SECURITY                                             SHARES              VALUE
------------------------------------------------------------------------------------------------------
Common Stocks - 72.58%
BIOTECHNOLOGY - 42.14%
AmerisourceBergen Corp. (a)                                                 1,525            $ 96,897
Amgen, Inc. (a)+                                                            4,600             261,372
Atrix Laboratories, Inc. (a)                                                4,278             107,378
Biomarin Pharmaceutical, Inc. (a)                                          31,747             361,916
Biomarin Pharmaceutical, Inc. Warrants (a)                                  4,762                   -
Cell Genesys, Inc. (a)                                                      6,347             113,611
Cell Therapeutics, Inc. (a)                                                 4,097             123,033
Cubist Pharmaceuticals, Inc. (a)+                                          12,400             499,720
Genentech, Inc. (a)                                                           500              26,125
Human Genome Sciences, Inc. (a)                                             2,200              93,786
ICOS Corp. (a)                                                              1,237              71,437
IDEC Pharmaceuticals Corp. (a)                                              4,175             250,333
Immunogen, Inc. (a)                                                           500               7,245
InKine Pharmaceutical Co., Inc. (a)                                        73,350             148,167
InterMune, Inc. ( a)                                                        2,700             117,909
Millennium Pharmaceuticals, Inc. (a)                                        9,000             229,140
Myriad Genetics, Inc. (a)                                                   1,870              86,020
Protein Design Labs, Inc. (a)                                               2,994              98,832
Quest Diagnostics, Inc. (a)                                                 1,400              91,532
Sepracor, Inc.  (a)+                                                        5,414             256,840
TELIK, Inc. (a)                                                             7,292              57,242
Vertex Pharmaceuticals, Inc. (a)                                              350               8,575
Vion Pharmaceuticals, Inc. (a)                                             49,475             271,123
                                                                                      ----------------
                                                                                            3,378,233
                                                                                      ----------------

GENOMICS - 1.66%
CYTOGEN Corp. (a)                                                          63,825             132,756
                                                                                      ----------------

HEALTHCARE - 17.92%
Baxter International, Inc.                                                  2,400             116,801
Caremark Rx, Inc. (a)                                                      10,225             137,015
HCA, Inc.                                                                   1,696              67,263
Health Management Associates, Inc. Class A  Shares(a)                       5,600             109,144
HEALTHSOUTH Corp. (a)                                                      10,077             131,203
Johnson & Johnson +                                                         5,200             301,132
Laboratory Corp. of America Holdings (a)                                    2,442             210,500
Omnicare, Inc.                                                              5,200             103,376
Province Healthcare Co. (a)                                                 3,800             104,690
Tenet Healthcare Corp. (a)+                                                 2,700             155,304
                                                                                      ----------------
                                                                                            1,436,428
                                                                                      ----------------

MEDICAL INSTRUMENTS - 3.65%
Molecular Devices Corp. (a)                                                10,000             161,900
Thermo Electron Corp. (a)                                                   6,200             131,069
                                                                                      ----------------
                                                                                              292,969
                                                                                      ----------------

See Notes to Financial Statements.








ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.
------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
OCTOBER 31, 2001

------------------------------------------------------------------------------------------------------


                     SECURITY                                              SHARES              VALUE
 ------------------------------------------------------------------------------------------------------
Pharmaceuticals - 7.21%
American Home Products Corp.                                                3,200           $ 178,656
Merck & Co., Inc.+                                                          3,900             248,859
Pfizer, Inc.+                                                               3,600             150,840
                                                                                      ----------------
                                                                                              578,355
                                                                                      ----------------
TOTAL COMMON STOCKS (Cost $5,951,150)                                                       5,818,741
                                                                                      ----------------

PREFERRED STOCKS - 26.20%
BIOTECHNOLOGY - 26.20%
Discovery Therapeutics Series D convertible (b)                           100,000           1,100,000
Vitagen Inc. Series C convertible (b)                                     833,333           1,000,001
                                                                                      ----------------
TOTAL PREFERRED STOCKS (Cost $2,100,001)                                                    2,100,001
                                                                                      ----------------


------------------------------------------------------------------------------------------------------
                                                                                      ----------------
TOTAL INVESTMENTS - 98.78% (Cost $8,051,151)                                                7,918,742
                                                                                      ----------------
Other Assets less Liabilities - 1.22%                                                          97,922
                                                                                      ----------------
NET ASSETS - 100.00%                                                                      $ 8,016,664
------------------------------------------------------------------------------------------------------


SCHEDULE OF SHORT SALES
BIOTECHNOLOGY
Genzyme Corp. - General Division                                            3,000           $ 161,850
Immunex Corp.                                                              17,000             406,130
ImClome Systems Inc.                                                        2,646             161,910
Tularik, Inc.                                                               5,000             115,000
                                                                                        -------------
TOTAL SHORT SALES - (Proceeds $690,179)                                                     $ 844,890
                                                                                        -------------


(a) Non-income producing security.
(b) Private placement security that has been fair valued under the direction of the Board of Directors. Security is restricted as to sale and deemed illiquid. See Note 2 - Restricted Securities.
+   Segregated securities as collateral for short sales.

ADR-American Depositary Receipt







See Notes to Financial Statements.


ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.
--------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2001

--------------------------------------------------------------------------------------------------------



ASSETS
Investments in securities, at value (cost $8,051,151) (Note 2)                              $ 7,918,742
Cash                                                                                            301,611
Cash-Restricted (Note 2)                                                                        588,962
Receivable for securities sold                                                                  276,928
Dividends and interest receivable                                                                    44
                                                                                       -----------------
TOTAL ASSETS                                                                                  9,086,287
                                                                                       -----------------

LIABILITIES
Payable for securities purchased                                                                116,801
Securities sold short, at value (proceeds $690,179) (Note 2)                                    844,890
Payable for fund shares redeemed                                                                 46,538
Payable to affiliates (Note 3)                                                                    8,168
Payable to directors (Note 3)                                                                     7,500
Payable for distribution fees (Note 3)                                                            1,911
Accrued expenses and other liabilities                                                           43,815
                                                                                       -----------------
TOTAL LIABILITIES                                                                             1,069,623
                                                                                       -----------------

                                                                                       -----------------
NET ASSETS                                                                                  $ 8,016,664
                                                                                       -----------------

                                                                                       -----------------
Net asset value per share (based on 472,181 shares
 of capital stock outstanding, $0.01 par value)                                                 $ 16.98
Maximum Sales Charge                                                                              4.00%
                                                                                       -----------------
Offering price per share                                                                        $ 17.69
                                                                                       -----------------

NET ASSETS CONSIST OF:
Paid-in Capital                                                                            $ 11,000,025
Accumulated net realized  gain (loss) on investments                                         (2,696,241)
Net unrealized appreciation (depreciation) on investments                                      (287,120)
                                                                                       -----------------

NET ASSETS                                                                                  $ 8,016,664
-----------------------------------------------------------------------------------    -----------------





See Notes to Financial Statements.


ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.
---------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2001 *
---------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends                                                                $ 4,161
Interest                                                                 109,989
                                                                  ---------------
     Total investment income                                             114,150
                                                                  ---------------

EXPENSES:
Advisory fees (Note 3)                                                   151,805
Fund accounting fees (Note 3)                                             40,000
Audit fees                                                                27,839
Registration fees                                                         27,363
Administration fees (Note 3)                                              25,436
Directors fees and expenses                                               22,500
Transfer agent fees (Note 3)                                              23,600
Distribution fees (Note 3)                                                21,686
Custody fees (Note 3)                                                     13,177
Printing and postage                                                       6,589
Legal fees                                                                 4,459
Insurance                                                                  1,484
Other                                                                      1,726
                                                                  ---------------
    Total expenses before waivers and reimbursements                     367,664

Less: expenses waived and reimbursed                                    (116,102)
                                                                  ---------------
Net expenses                                                             251,562
                                                                  ---------------

Net  investment income (loss)                                           (137,412)
                                                                  ---------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS: (Note 2)
Net realized gain (loss) on investment transactions                   (2,696,241)
Net change in unrealized appreciation (depreciation)
  on long term investments                                              (132,409)
Net change in unrealized appreciation (depreciation)
  on short sales                                                        (154,711)
                                                                  ---------------
Net  realized and unrealized gain (loss) on investments               (2,983,361)
                                                                  ---------------
Net increase (decrease) in net assets resulting
  from operations                                                    $(3,120,773)
                                                                  ===============



* For the period November 2, 2000 (commencement of operations) through October 31, 2001.







See Notes to Financial Statements.



ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.
-----------------------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                                    FOR THE
                                                                                  PERIOD ENDED
                                                                                   OCTOBER 31
Increase (Decrease) in Net Assets:                                                   2001 *
                                                                                ---------------
From Operations:
Net investment income (loss)                                                        $ (137,412)
Net realized gain (loss) from investment transactions                               (2,696,241)
Net change in unrealized appreciation (depreciation) on
     long term investments                                                            (132,409)
Net change in unrealized appreciation (depreciation) on short sales                   (154,711)
                                                                                ---------------
Net increase (decrease) in net assets resulting from operations                     (3,120,773)

FUND SHARE TRANSACTIONS (NOTE 6)                                                    11,037,437
                                                                                ---------------
Total increase (decrease) in net assets                                              7,916,664
NET ASSETS:
Beginning of period                                                                    100,000
                                                                                ---------------
End of period                                                                      $ 8,016,664
                                                                                ---------------



* From November 2, 2000 (commencement of operations) to October 31, 2001.






See Notes to Financial Statements.





ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.
---------------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS
FOR THE PERIOD NOVEMBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2001
---------------------------------------------------------------------------------------



CASH PROVIDED (USED) BY FINANCING ACTIVITIES:

Sale of capital shares                                  $             12,660,453
Repurchases of capital shares                                         (1,576,478)
                                                            ---------------------

NET CASH PROVIDED BY FINANCING ACTIVITIES:                            11,083,975
                                                            ---------------------

CASH (USED) PROVIDED BY OPERATIONS:

Purchases of portfolio securities                                    (55,244,596)
Proceeds from sale of portfolio securities                            44,337,077
Increase in securities sold short                                        690,179
                                                            ---------------------
                                                                     (10,217,340)

Net investment income                                                   (137,412)
Net Change in Receivables/Payables related to
   Operations                                                             61,350
                                                            ---------------------

NET CASH USED BY OPERATIONS                                          (10,293,402)
                                                            ---------------------

Net Increase in Cash                                                     790,573

Cash, Beginning of Period                                                100,000
                                                            ---------------------

Cash, End Of Period                                     $                890,573
                                                            =====================





See Notes to Financial Statements.


ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.
FINANCIAL HIGHLIGHTS
(SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                             PERIOD
                                                                              ENDED
                                                                           OCTOBER 31,
                                                                            2001 (A)
                                                                       ----------------

Net asset value, beginning of period                                           $ 25.00
                                                                       ----------------

INCOME (LOSS) FROM OPERATIONS:
      Net investment income (loss)                                               (0.29)
      Net realized and unrealized gain (loss)
        on investments                                                           (7.73)
                                                                       ----------------
                                                                       ----------------
      Total from investment operations                                           (8.02)
                                                                       ----------------


Net asset value, end of period                                                 $ 16.98
                                                                       ================

Total return (b)                                                               (32.08%)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000's)                                              $ 8,017
Ratio of net expenses to average net assets (c)                                  2.90%
Ratio of total expenses to average net assets (before waivers
and reimbursements) (c)                                                          4.21%
Ratio of net investment income (loss) to average net assets                     (1.57%)

Portfolio Turnover Rate.........................................................  631%





 (a)  The commencement of operations was November 2, 2000.
 (b) Total returns are historical and assume change in share price, reinvestment of dividends and capital gains distributions and assumes no sales charges. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
 (c)  Annualized.


ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2001


1. ORGANIZATION

Orbitex Life Sciences & Biotechnology Fund, Inc. (the "Fund") was incorporated in Maryland on April 6, 2000 and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a closed-end non-diversified management investment company. The Fund had no operations until November 2, 2000, other than matters related to the sale and issuance of 4,000 shares of capital stock for $100,000 to Orbitex Management, Inc ("OMI" or the "Advisor"). The Fund's investment objective is to seek long-term growth of capital through selective investments in securities of life sciences and biotechnology companies of all sizes that offer potential growth. The Fund offers and sells its shares on a continuous basis. The Fund will generally offer to repurchase five percent of its outstanding shares each quarter. There is no guarantee that shareholders will be able to sell all of their Fund shares that they desire. If a repurchase offer is over subscribed, the Fund will repurchase only a pro rata portion of the shares tendered by each shareholder.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION AND TRANSACTIONS

U.S. equity securities are valued at the last sale price on the exchange or in the over-the-counter market in which such securities are primarily traded, as of the close of business on the day the securities are being valued, or lacking any sales, the last available bid price. U.S. long-term debt obligations are valued at the mean between quoted bid and asked prices for such securities or, if such prices are not available, at prices of securities with comparable maturity, quality and type; however, when the advisor deems it appropriate, prices obtained from an independent pricing service will be used. U.S. short-term debt investments with maturities less than 60 days are valued at amortized cost or original cost plus accrued interest, each of which approximates fair value.

Foreign securities are valued on the basis of market quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.

Securities for which current market quotations are not readily available or for which quotations are not deemed by the Advisor to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors ("Directors").

Investment security transactions are accounted for as of the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

RESTRICTED SECURITIES

A restricted security is a security which has been purchased through a private offering and cannot be resold to the public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. The issuers of the securities will bear any costs involved in registration under the Securities Act of 1933 in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered.

Restricted securities are valued at the direction of the Fund's Board of Directors; the securities are restricted as to resale and have been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information to the restricted security. The table below shows the securities held at October 31, 2001 that are being valued by the Fund's Board of Directors:

ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2001





                                    NUMBER OF       ACQUISITION                        VALUE PER      10/31/01       PERCENTAGE
SECURITY                             SHARES           DATE              COST              UNIT       FAIR VALUE     OF NET ASSETS
--------                             ------           ----              ----              ----       ----------     -------------

Discovery Therapeutics Series D
  convertible preferred              100,000        02/07/01         $1,100,000         $11.00        $1,100,000       13.68%
Vitagen Inc. Series C
  convertible preferred              833,333        06/18/01         $1,000,001          $1.20        $1,000,001       12.44%


Because of the inherent uncertainty of valuation, these values may differ significantly from the values that would have been used had a ready market for these securities existed, and the differences could be material.

FOREIGN CURRENCY TRANSLATIONS

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income and expenses, are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES

It is the Fund's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and therefore, no provision for federal income tax or excise tax has been made.

INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded net of non-reclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information is available. Interest income is recorded on the accrual basis. Discounts and premiums are amortized on a yield to maturity basis. The value of additional securities received as interest or dividend payments is recorded as income and as an adjustment to the cost basis of such securities.


DISTRIBUTIONS TO SHAREHOLDERS

The Fund will pay dividends of substantially all of its net investment income, if any, annually. Dividends from net realized gains will also be paid annually. However, pursuant to the 1940 Act, the Fund may not declare dividends or distributions or purchase its stock (including in repurchase offers, see Repurchase Offers below) unless, immediately after doing so, it will have an "asset coverage" of at least 300%. If the Fund is unable to make distributions as a result of these requirements, it may no longer qualify as a regulated investment company and could be required to pay additional taxes.

The character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to the timing of the recording of certain expenses and realized losses.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Fund's risk is the ability of the seller to pay the agreed-upon price on the maturity date. If the seller is unable to make a timely repurchase, the Fund could experience delays in the receipt of expected proceeds, suffer a loss in principal or current interest, or incur costs in liquidating the collateral. The Directors have established criteria to evaluate the creditworthiness of parties with which the Fund may enter into repurchase agreements.

ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2001



OPTIONS

The Fund may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

If the Fund writes an option and the option expires unexercised, the Fund will realize a capital gain to the extent of the amount received for the option (the "premium"). If the Fund elects to close out a written option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire, it would realize a loss to the extent of the premium paid. If the Fund elects to close out the purchased option, it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option. The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of the option premium. If a written put or purchased call option is exercised,

The Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the closing bid price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

SHORT SALES

The Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities made with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is held by one broker. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker.

REPURCHASE OFFERS

The Fund will generally offer to repurchase five (5) percent of its shares each quarter, and there is no guarantee that shareholders will be able to sell all of their Fund shares that they desire. If a repurchase offer is oversubscribed, the Fund will repurchase only a pro rata portion of the shares tendered by each shareholder.

ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2001



3. FEES AND COMPENSATION PAID TO AFFILIATES AND OTHER PARTIES

ADVISORY FEES

The Fund has entered into an Investment Advisory Agreement with OMI. As compensation for the services rendered, facilities furnished, and expenses borne by OMI, the Fund will pay OMI a fee, accrued daily and payable monthly, at the annualized rate of 1.75% of the Fund's average daily net assets.

Effective November 2, 2000, OMI had agreed to waive or limit its fees and to pay certain expenses to the extent necessary to limit total fund operating expenses, net of waivers and custodial credits, to an annualized rate of 2.90%, at the advisor's discretion. The waivers of the Advisor's fees for the period ended October 31, 2001 amounted to $54,768.

ADMINISTRATION, FUND ACCOUNTING AND TRANSFER AGENT FEES

American Data Services, Inc. ("ADS"), an affiliate of the Adviser, serves as the administrator of the Fund. For providing administration services to the Fund, ADS will receive a monthly fee based on a sliding scale ranging from 0.10% of the Fund's average daily net assets up to $100 million, down to 0.03% for assets greater than $500 million, subject to certain minimum requirements.

ADS also performs fund accounting services for the Fund. For providing fund accounting services, the Fund pays ADS a fixed monthly fee for average daily net assets less than $20 million plus out-of-pocket expenses.

ADS serves as the transfer agent to the Fund. For providing transfer agent fees, the Fund pays ADS a minimum monthly fee or per account fee plus certain transaction fees.

During the period ended October 31, 2001, ADS agreed to waive service fees amounting to $61,334.

DISTRIBUTOR

The distributor of the Fund is BISYS (the "Distributor). The Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12B-1 under the 1940 Act. The Plan and Agreement provide for the payment of a distribution fee to the Distributor at an annualized rate of 0.25% of the average daily net assets. The Distributor has advised the Fund that it has earned front-end sales charges of $355,600 from the sale of the Fund's shares during the period ended October 31, 2001.

DIRECTORS' FEES

The Fund pays no compensation to the Directors who are employees of OMI. Those Directors who are not OMI employees receive a fee of $2,500 for each regular and special meeting of the Board that the Director attends. The Fund also reimburses each such Director for travel and other expenses incurred in attending meetings of the Board.

CUSTODIAN

Circle Trust Company ("CTC"), an affiliate of OMI, serves as the Fund's custodian. In addition, CTC acts as a broker for certain of the Fund's portfolio transactions. For the period ended October 31, 2001, CTC earned $7,526 in commissions.

ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2001



4.   INVESTMENT TRANSACTIONS

At October 31, 2001, the identified cost of investments in securities for federal income tax purposes, and gross unrealized appreciation and depreciation were as follows:


                                                                                       NET
                                                     GROSS            GROSS        UNREALIZED
                                    IDENTIFIED    UNREALIZED       UNREALIZED     APPRECIATION
                                      COST       APPRECIATION     DEPRECIATION   (DEPRECIATION)
                                      ----       ------------     ------------   --------------
       Investments - Long           $8,117,561    $366,896         ($565,715)     ($198,819)


During the period ended October 31, 2001, the cost of purchases and the proceeds from sales of investments, excluding short-term investments, were as follow:


                                       PURCHASES             SALES
                                       ------------          -----
                                       $54,671,218           $44,614,005


5. SHAREHOLDERS' TRANSACTIONS

At October 31, 2001, there were 100,000,000 shares authorized at $0.01 par value. During the period ended October 31, 2001, transactions in capital stock amounted to:


                                             PERIOD ENDED OCTOBER 31, 2001*
                                              SHARES          DOLLARS
                                              ------          -------
      Beginning of period.............         4,000         $    100,000
      Shares sold.....................       560,707           12,660,453
      Shares redeemed.................       (92,526)          (1,623,016)
                                            ---------        -------------
      End of period...................       472,181         $ 11,137,437
                                            -========        -============

* For the period November 2, 2000 (commencement of operations) to October 31, 2001.

6.       CAPITAL LOSS CARRYFORWARD

At October 31, 2001, for federal income tax purposes, a capital loss carryforward was available to the extent provided by regulations to offset future realized gains of the Fund. To the extent that this loss carryforward is used to offset future capital gains, it is probable that the capital gains will not be distributed to shareholders. The capital loss carryforward is available to the Fund through 2009.

                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors and Shareholders of Orbitex Life Sciences & Biotechnology Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Orbitex Life Sciences & Biotechnology Fund, Inc. (the "Fund") at October 31, 2001, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the period November 2, 2000 (commencement of operations) through October 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
December  20, 2001